UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2023
PAYCOR HCM, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40640	83-1813909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4811 Montgomery Road Cincinnati, OH		45212
(Address of principal executive offices)		(Zip Code)
(800) 381-0053
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PYCR	The NASDAQ Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On October 31, 2023, Paycor HCM, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the final voting results for each proposal submitted to a vote of the Company’s stockholders at the Annual Meeting.

Proposal No. 1: Election of directors.

The Company’s stockholders elected the following nominees for director to serve as Class II directors for a term expiring at the Company’s 2026 annual meeting of stockholders and until their successors shall have been duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Kathleen Burke	150,071,781	18,850,475	4,853,954
Steven Collins	163,748,943	5,173,313	4,853,954
Jeremy Rishel	168,569,703	352,553	4,853,954

Proposal No. 2: Proposal to approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers.

The Company’s stockholders approved, on an advisory and non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s definitive proxy statement for the Annual Meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
143,459,800	21,081,503	4,380,953	4,853,954

Proposal No. 3: Proposal to approve, on an advisory and non-binding basis, the frequency of future stockholder advisory votes on executive compensation.

The Company’s stockholders approved, on an advisory and non-binding basis, to hold future advisory votes on the Company’s executive compensation (“Say-on-Pay votes”) every one year.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
168,793,402	769	121,294	6,791	4,853,954

Considering the stockholders’ non-binding approval to hold future Say-on-Pay votes every one year, the Company’s board of directors (the “Board”) has determined that future Say-on-Pay votes will be conducted every one year. The Board will re-evaluate this determination after the next required stockholder advisory vote on the frequency of future Say-on-Pay votes (which will be at the Company’s 2029 annual meeting of stockholders, unless presented earlier).

Proposal No. 4: Proposal to ratify of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024.

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024 was ratified by the Company’s stockholders.

Votes For	Votes Against	Abstentions
173,153,622	620,333	2,255

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCOR HCM, INC.

November 1, 2023	By:	/s/ ALICE GEENE
Name: Alice Geene
Title: Chief Legal Officer and Secretary

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